As filed with the SEC on May 24, 2011.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-02273
TRANSAMERICA INCOME SHARES, INC.
(Exact Name of Registrant as Specified in Charter)
570 Carillon Parkway, St. Petersburg, Florida 33716
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (727) 299-1800
Dennis P. Gallagher, Esq., P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and Address of Agent for Service)
Date of fiscal year end: March 31
Date of reporting period: April 1, 2010 – March 31, 2011
Item 1: Report(s) to Shareholders.
The Annual Report is attached.

TRANSAMERICA
INCOME SHARES, INC.
Annual Report
March 31, 2011

Transamerica Income Shares, Inc.
(unaudited)
MARKET ENVIRONMENT
The 12 months ended March 31, 2011 provided a relatively stable environment for fixed income markets. The Barclays Capital U.S. Aggregate Bond Index returned 5.12%; however, it was spread tightening that drove results.
Early in the period, confidence was tested over concerns about slowing global and domestic growth. This, combined with the onset of a sovereign debt crisis in Europe, sparked a migration out of risky assets. Also weighing on U.S. markets was legislative action to increase regulation of the largest banks and financial institutions. U.S. and global investors sought the relative safety of U.S. Treasuries and, to a lesser extent, Government Agency securities.
As the period progressed, U.S. economic data in the aggregate and investor sentiment turned positive. Although housing and unemployment numbers continued to move sideways at relatively weak levels, consumer spending showed signs of a resurgence. As the economy gradually emerged from the recession, the announcement by the Federal Reserve Board (“Fed”) of a second round of quantitative easing (“QE2”) had a positive impact on financial markets. Against this backdrop, short-maturity Treasury yields rose less than longer-dated Treasuries, reflecting market expectations of rising inflationary pressures in the future and an improved economic outlook, which helped corporate and mortgage bond spreads to rally.
Towards the end of the period, fixed income markets responded well to positive developments for the U.S. economy, despite geo-political events, Japan’s natural disasters and European sovereign stress. Ultimately, investors looked beyond these matters aided by the Fed’s QE2 program, low interest rates, gradual employment gains and solid corporate profits. U.S. gross domestic product (“GDP”) growth has likely achieved enough momentum to become self-sustaining. U.S. interest rates rose slightly across the maturity spectrum and spreads for corporate and non-agency mortgage securities narrowed.
PERFORMANCE
For the year ended March 31, 2011, Transamerica Income Shares, Inc. returned 10.00%. By comparison its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 5.12%.
Effective March 22, 2011, AEGON USA Investment Management, LLC became the fund’s sub-adviser. Prior to that date, the fund had a different sub-adviser.
STRATEGY REVIEW
Transamerica Income Shares, Inc. entered the reporting year, with a sizable overweighting in riskier assets (i.e., convertibles and CCC-rated investments) and was short duration versus the benchmark. At the same time, a substantial rally in Treasury rates occurred. We increased the duration to be roughly on par with the index by replacing riskier assets with Treasuries during the rally. However, talk of QE2 made Treasuries less attractive. As the Fed stoked liquidity into the markets, fund management added credit risk and yield from purchases of shorter duration, less rate-sensitive (4- to 7-year exposure) high yield bonds. Government support through QE2 provided us with confidence that there would be no rise in yields for high yield bonds. Our shift to riskier assets drove fourth quarter 2010 and first quarter 2011 outperformance as credit and non-dollar securities performed well.
Brian Westhoff, CFA
Brad Beman
Jim Schaeffer
David Halfpap
Rick Perry
Co-Portfolio Managers
AEGON USA Investment Management, LLC

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at October 1, 2010 and held for the entire period until March 31, 2011.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of directors and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (A)	Value	During Period (A)	Expense Ratio

Transamerica Income Shares, Inc.	$1,000.00	$1,045.20	$3.77	$1,021.24	$3.73	0.74%

(A)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (365 days).

(B)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At March 31, 2011
(The following chart summarizes the Schedule of Investments of the fund by asset type)
(unaudited)

% of Net
Asset Type	Assets

Corporate Debt Securities	64.6%
Mortgage-Backed Securities	8.5
Securities Lending Collateral	6.6
Preferred Corporate Debt Securities	6.3
U.S. Government Obligations	6.0
Foreign Government Obligations	3.7
Asset-Backed Securities	3.2
Preferred Stocks	2.0
Repurchase Agreement	1.4
Municipal Government Obligations	1.4
Convertible Preferred Stock	1.1
U.S. Government Agency Obligation	0.6
Convertible Bond	0.5
Other Assets and Liabilities — Net	(5.9)

Total	100.0%

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
SCHEDULE OF INVESTMENTS
At March 31, 2011
(all amounts in thousands)

		Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 6.0%
U.S. Treasury Bond
2.63%, 11/15/2020		$1,190	$1,110
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029		923	1,046
U.S. Treasury Note
1.25%, 10/31/2015		1,435	1,385
1.38%, 05/15/2013		1,000	1,011
2.13%, 12/31/2015 - 02/29/2016		3,345	3,344
3.50%, 05/15/2020		630	639

Total U.S. Government Obligations (cost $8,536)			8,535

U.S. GOVERNMENT AGENCY OBLIGATION - 0.6%
Freddie Mac, IO
5.00%, 08/01/2035		3,980	874
Total U.S. Government Agency Obligation (cost $989)

FOREIGN GOVERNMENT OBLIGATIONS - 3.7%
Canada Housing Trust No. 1
3.15%, 06/15/2015	CAD	1,500	1,572
Republic of Chile
5.50%, 08/05/2020	CLP	576,000	1,188
United Mexican States
7.00%, 06/19/2014	MXN	12,000	1,024
7.50%, 06/21/2012	MXN	17,500	1,516

Total Foreign Government Obligations (cost $4,868)			5,300

MORTGAGE-BACKED SECURITIES - 8.5%
American General Mortgage Loan Trust
Series 2009-1, Class A6
5.75%, 09/25/2048 - 144A *		$1,050	1,067
American Tower Trust
Series 2007-1A, Class D
5.96%, 04/15/2037 - 144A		1,065	1,124
BCAP LLC Trust
Series 2009-RR10, Class 2A1
3.07%, 08/26/2035 - 144A *		693	701
Series 2009-RR13, Class 13A3
5.25%, 03/26/2037 - 144A *		674	692
Series 2009-RR14, Class 1A1
6.01%, 05/26/2037 - 144A *		816	838
Series 2009-RR3, Class 2A1
5.53%, 05/26/2037 - 144A *		291	300
Series 2009-RR6, Class 2A1
5.22%, 08/26/2035 - 144A *		975	938
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 - 144A *		874	904
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.13%, 12/26/2037 - 144A *		464	481
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 - 144A		353	351
Series 2009-R7, Class 12A1
5.22%, 08/26/2036 - 144A *		420	425
Series 2009-R7, Class 16A1
5.56%, 12/26/2036 - 144A *		127	128
Series 2009-R7, Class 1A1
5.50%, 02/26/2036 - 144A *		711	733
Series 2009-R7, Class 4A1
3.05%, 09/26/2034 - 144A *		709	716
Series 2009-R9, Class 1A1
5.62%, 08/26/2046 - 144A *		650	659
JP Morgan Re-REMIC
Series 2009-7, Class 8A1
5.60%, 01/27/2047 - 144A *		725	743
WaMu Mortgage Pass-Through Certificates
Series 2003-S9, Class A6
5.25%, 10/25/2033		850	856
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *		252	258
Series 2003-L, Class 1A2
4.50%, 11/25/2033 *		211	215

Total Mortgage-Backed Securities (cost $11,514)			12,129

ASSET-BACKED SECURITIES - 3.2%
America West Airlines Pass-Through Trust
Series 2000-1, Class G
8.06%, 07/02/2020		676	706
Continental Airlines Pass-Through Trust
Series 1997-1, Class A
7.46%, 04/01/2015		1,277	1,290
Gazprom OAO Via GAZ Capital SA
8.13%, 07/31/2014 - 144A		940	1,074
UAL Pass-Through Trust
Series 2009-1
10.40%, 11/01/2016		1,228	1,406

Total Asset-Backed Securities (cost $4,232)			4,476

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.4%
Rhode Island Economic Development Corp.
6.00%, 11/01/2015 §		835	820
State of California
7.95%, 03/01/2036		1,035	1,112

Total Municipal Government Obligations (cost $1,871)			1,932

PREFERRED CORPORATE DEBT SECURITIES - 6.3%
Commercial Banks - 3.1%
PNC Financial Services Group, Inc.
8.25%, 05/21/2013 * Ž ^		1,250	1,319
Rabobank Nederland NV
11.00%, 06/30/2019 - 144A * Ž		1,095	1,426
Wells Fargo & Co. - Series K
7.98%, 03/15/2018 * Ž		1,440	1,578
Diversified Financial Services - 2.1%
JPMorgan Chase Capital XXV - Series Y
6.80%, 10/01/2037		1,000	1,005
ZFS Finance USA Trust II
6.45%, 06/15/2016 - 144A *		1,930	1,969
Insurance - 1.1%
Reinsurance Group of America, Inc. - Series A
6.75%, 12/15/2065 *		1,640	1,602

Total Preferred Corporate Debt Securities (cost $8,003)			8,899

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
SCHEDULE OF INVESTMENTS (continued)
At March 31, 2011
(all amounts in thousands)

		Principal	Value

CORPORATE DEBT SECURITIES - 64.6%
Beverages - 0.8%
Anheuser-Busch InBev Worldwide, Inc.
9.75%, 11/17/2015	BRL	1,200	$755
Beverages & More, Inc.
9.63%, 10/01/2014 - 144A		$365	383
Building Products - 0.4%
Voto-Votorantim Overseas Trading Operations NV
6.63%, 09/25/2019 - 144A		600	633
Capital Markets - 2.3%
BP Capital Markets PLC
4.74%, 03/11/2021		790	791
E*Trade Financial Corp.
7.38%, 09/15/2013		1,100	1,104
Macquarie Group, Ltd.
6.25%, 01/14/2021 - 144A		1,385	1,400
Commercial Banks - 5.7%
Barclays Bank PLC
10.18%, 06/12/2021 - 144A		1,212	1,539
BBVA Bancomer SA
7.25%, 04/22/2020 - 144A		800	808
M&I Marshall & Ilsley Bank
4.85%, 06/16/2015		1,600	1,666
5.00%, 01/17/2017		1,000	1,034
Regions Bank
7.50%, 05/15/2018 ^		1,465	1,549
Zions Bancorporation
7.75%, 09/23/2014		1,400	1,520
Commercial Services & Supplies - 1.4%
KAR Auction Services, Inc.
8.75%, 05/01/2014		1,110	1,146
Steelcase, Inc.
6.38%, 02/15/2021		800	815
Consumer Finance - 0.5%
Block Financial LLC
5.13%, 10/30/2014 ^		700	722
Containers & Packaging - 1.9%
Graphic Packaging International, Inc.
9.50%, 06/15/2017 ^		2,375	2,636
Distributors - 0.3%
Edgen Murray Corp.
12.25%, 01/15/2015 ^		495	486
Diversified Financial Services - 14.5%
Aviation Capital Group Corp.
7.13%, 10/15/2020 - 144A		1,500	1,564
Cemex Finance LLC
9.50%, 12/14/2016 - 144A ^		1,200	1,293
CIT Group, Inc.
7.00%, 05/01/2014 ^		925	942
Fibria Overseas Finance, Ltd.
6.75%, 03/03/2021 - 144A		755	780
Glencore Funding LLC
6.00%, 04/15/2014 - 144A		1,500	1,606
GTP Towers Issuer LLC
4.44%, 02/15/2015 - 144A		1,305	1,337
International Lease Finance Corp.
6.50%, 09/01/2014 - 144A		1,375	1,467
Irish Life & Permanent Group Holdings PLC
3.60%, 01/14/2013 - 144A		1,500	1,313
Marina District Finance Co., Inc.
9.50%, 10/15/2015 - 144A ^		1,145	1,198
9.88%, 08/15/2018 - 144A		35	37
Oaktree Capital Management, LP
6.75%, 12/02/2019 - 144A		1,110	1,155
QHP Royalty Sub LLC
10.25%, 03/15/2015 - 144A		711	725
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019		700	920
Selkirk Cogen Funding Corp. - Series A
8.98%, 06/26/2012		540	560
Sensus USA, Inc.
8.63%, 12/15/2013 ^		300	305
Stone Street Trust
5.90%, 12/15/2015 - 144A		1,400	1,458
TNK-BP Finance SA
7.50%, 03/13/2013 - 144A		680	744
Unison Ground Lease Funding LLC
6.39%, 04/15/2020 - 144A		1,515	1,552
WCP Wireless Site Funding LLC
6.83%, 11/15/2015 - 144A		1,430	1,425
Diversified Telecommunication Services - 1.1%
Sprint Capital Corp.
8.38%, 03/15/2012		1,300	1,372
West Corp.
7.88%, 01/15/2019 - 144A		180	183
Electric Utilities - 0.9%
Intergen NV
9.00%, 06/30/2017 - 144A		1,225	1,320
Electrical Equipment - 1.1%
Polypore International, Inc.
7.50%, 11/15/2017 - 144A		1,440	1,512
Electronic Equipment & Instruments - 0.8%
Anixter, Inc.
5.95%, 03/01/2015		1,200	1,210
Energy Equipment & Services - 1.0%
Enterprise Products Operating LLC - Series A
8.38%, 08/01/2066 *		600	648
Weatherford International, Ltd.
9.63%, 03/01/2019		545	694
Food & Staples Retailing - 1.6%
Ingles Markets, Inc.
8.88%, 05/15/2017		1,055	1,133
Stater Bros Holdings, Inc.
7.38%, 11/15/2018 - 144A ^		35	36
SUPERVALU, Inc.
7.50%, 11/15/2014 ^		1,100	1,106
Food Products - 1.6%
Arcor
7.25%, 11/09/2017 - 144A ^		715	754
C&S Group Enterprises LLC
8.38%, 05/01/2017 - 144A ^		721	738
Michael Foods, Inc.
9.75%, 07/15/2018 - 144A		720	787
Health Care Providers & Services - 0.8%
Community Health Systems, Inc.
8.88%, 07/15/2015		1,100	1,161
The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
SCHEDULE OF INVESTMENTS (continued)
At March 31, 2011
(all amounts except share amounts in thousands)

	Principal	Value

Hotels, Restaurants & Leisure - 1.9%
Firekeepers Development Authority
13.88%, 05/01/2015 - 144A	$625	$741
MGM Resorts International
6.75%, 09/01/2012 ^	900	918
Pokagon Gaming Authority
10.38%, 06/15/2014 - 144A	1,000	1,034
Household Durables - 1.0%
Lennar Corp.
12.25%, 06/01/2017	450	558
Sealy Mattress Co.
8.25%, 06/15/2014 ^	875	884
Insurance - 3.0%
American Financial Group, Inc.
9.88%, 06/15/2019	920	1,125
Chubb Corp.
6.38%, 03/29/2067 *	879	925
Fidelity National Financial, Inc.
6.60%, 05/15/2017	1,495	1,547
Oil Insurance, Ltd.
7.56%, 06/30/2011 - 144A * Ž	675	640
IT Services - 0.9%
Cardtronics, Inc.
8.25%, 09/01/2018	1,110	1,209
Machinery - 0.8%
American Railcar Industries, Inc.
7.50%, 03/01/2014	1,145	1,165
Media - 0.6%
Lions Gate Entertainment, Inc.
10.25%, 11/01/2016 - 144A	775	822
Metals & Mining - 1.2%
Anglo American Capital PLC
9.38%, 04/08/2019 - 144A	1,165	1,553
FMG Resources Property, Ltd.
7.00%, 11/01/2015 - 144A	90	93
Multi-Utilities - 1.0%
Black Hills Corp.
5.88%, 07/15/2020 ^	700	719
9.00%, 05/15/2014	640	727
Oil, Gas & Consumable Fuels - 4.7%
Berry Petroleum Co.
10.25%, 06/01/2014	925	1,073
Energy Transfer Equity, LP
7.50%, 10/15/2020	180	196
Lukoil International Finance BV
6.38%, 11/05/2014 - 144A	880	960
OPTI Canada, Inc.
8.25%, 12/15/2014 ^	1,000	534
Petrohawk Energy Corp.
7.25%, 08/15/2018	1,200	1,236
Petroleum Co., of Trinidad & Tobago, Ltd.
9.75%, 08/14/2019 - 144A	571	692
Petroleum Development Corp.
12.00%, 02/15/2018	400	454
Ras Laffan Liquefied Natural Gas Co., Ltd. III
6.75%, 09/30/2019 - 144A	1,385	1,556
Paper & Forest Products - 1.9%
Ainsworth Lumber Co., Ltd.
11.00%, 07/29/2015 - 144A Ώ	1,292	1,290
Exopack Holding Corp.
11.25%, 02/01/2014	1,375	1,415
Real Estate Investment Trusts - 3.0%
Entertainment Properties Trust
7.75%, 07/15/2020 - 144A	1,285	1,388
Kilroy Realty, LP
6.63%, 06/01/2020	1,320	1,354
PPF Funding, Inc.
5.35%, 04/15/2012 - 144A	1,515	1,536
Software - 0.3%
First Data Corp.
7.38%, 06/15/2019 - 144A	370	370
Specialty Retail - 1.4%
Michaels Stores, Inc.
11.38%, 11/01/2016	1,100	1,198
Sally Holdings LLC
9.25%, 11/15/2014	750	787
Tobacco - 1.0%
Lorillard Tobacco Co.
8.13%, 06/23/2019	1,230	1,432
Transportation Infrastructure - 0.8%
Martin Midstream Partners LP
8.88%, 04/01/2018	1,100	1,166
Wireless Telecommunication Services - 4.4%
Crown Castle Towers LLC
4.88%, 08/15/2020 - 144A	1,965	1,965
6.11%, 01/15/2020 - 144A	1,415	1,534
Nextel Communications, Inc. - Series D
7.38%, 08/01/2015	1,300	1,305
SBA Tower Trust
5.10%, 04/15/2017 - 144A	1,350	1,384

Total Corporate Debt Securities (cost $85,296)		91,507

CONVERTIBLE BOND - 0.5%
Automobiles - 0.5%
Ford Motor Co.
4.25%, 11/15/2016	430	779
Total Convertible Bond (cost $430)

	Shares	Value

CONVERTIBLE PREFERRED STOCK - 1.1%
Diversified Financial Services - 1.1%
Vale Capital II 6.75%, 06/15/2012	17,000	1,608
Total Convertible Preferred Stock (cost $1,280)

PREFERRED STOCKS - 2.0%
Commercial Banks - 0.6%
BB&T Capital Trust VI 9.60% ^	29,500	824
Consumer Finance - 0.7%
Ally Financial, Inc. 8.50% * Ž	44,800	1,114
Diversified Telecommunication Services - 0.7%
Centaur Funding Corp. 9.08% - 144A	852	923

Total Preferred Stocks (cost $2,695)		2,861

SECURITIES LENDING COLLATERAL - 6.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	9,363,837	9,364
Total Securities Lending Collateral (cost $9,364)
The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
SCHEDULE OF INVESTMENTS (continued)
At March 31, 2011
(all amounts in thousands)

	Principal	Value

REPURCHASE AGREEMENT - 1.4%
State Street Bank & Trust Co. 0.01% ▲, dated 03/31/2011, to be repurchased at $2,045 on 04/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, with a value of $2,086.	$2,045	$2,045
Total Repurchase Agreement (cost $2,045)

Total Investment Securities (cost $141,123) #		150,309
Other Assets and Liabilities - Net		(8,402)

Net Assets		$141,907

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 03/31/2011.

Ž	The security has a perpetual maturity. The date shown is the next call date.

^	All or a portion of this security is on loan. The value of all securities on loan is $9,175.

Ώ	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.

▲	Rate shown reflects the yield at 03/31/2011.

§	Illiquid. This security had a market value of $820, or 0.58%, of the fund’s net assets.

#	Aggregate cost for federal income tax purposes is $141,881. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $9,315 and $887, respectively. Net unrealized appreciation for tax purposes is $8,428.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 03/31/2011, these securities aggregated $61,497, or 43.34%, of the fund’s net assets.

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

IO	Interest Only

MXN	Mexican Peso

REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
VALUATION SUMMARY: э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	03/31/2011
Asset-Backed Securities	$—	$4,476	$—	$4,476
Convertible Bonds	—	779	—	779
Convertible Preferred Stocks	1,608	—	—	1,608
Corporate Debt Securities	—	91,507	—	91,507
Foreign Government Obligations	—	5,300	—	5,300
Mortgage-Backed Securities	—	12,129	—	12,129
Municipal Government Obligations	—	1,932	—	1,932
Preferred Corporate Debt Securities	—	8,899	—	8,899
Preferred Stocks	2,861	—	—	2,861
Repurchase Agreement	—	2,045	—	2,045
Securities Lending Collateral	9,364	—	—	9,364
U.S. Government Agency Obligations	—	874	—	874
U.S. Government Obligations	—	8,535	—	8,535
Total	$13,833	$136,476	$—	$150,309

э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.
The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
STATEMENT OF ASSETS AND LIABILITIES
At March 31, 2011
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $139,078)	$148,264
(including securities loaned of $9,175)
Repurchase agreement, at value (cost: $2,045)	2,045
Receivables:
Interest	2,295
Securities lending income (net)	3
Prepaid expenses	4

152,611

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	370
Management and advisory fees	61
Transfer agent fees	9
Administration fees	2
Distributions to shareholders	853
Other	45
Collateral for securities on loan	9,364

10,704

Net assets applicable to 6,319 capital shares outstanding, $1.00 par value (authorized 20,000 shares)	$141,907

Net asset value per share	$22.46

Net assets consist of:
Paid-in capital	141,184
Accumulated net investment loss	(1,272)
Accumulated net realized loss from investment securities	(7,192)
Net unrealized appreciation (depreciation) on:
Investment securities	9,186
Translation of assets and liabilities denominated in foreign currencies	1

Net assets	$141,907

STATEMENT OF OPERATIONS
For the year ended March 31, 2011
(all amounts in thousands)

Investment income:
Interest income (net of withholding taxes on foreign interest of $3)	$10,139
Dividend income	252
Securities lending income (net)	46

10,437

Expenses:
Management and advisory	705
Transfer agent	55
Printing and shareholder reports	63
Custody	35
Administration	28
Legal	159
Audit and tax	25
Director	16
Other	38

Total expenses	1,124

Net investment income	9,313

Net realized gain (loss) on transactions from:
Investment securities	5,435
Foreign currency transactions	(7)

5,428

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	(1,459)

Net realized and unrealized gain	3,969

Net increase In net assets resulting from operations	$13,282

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
STATEMENT OF CHANGES IN NET ASSETS
For the years ended:
(all amounts in thousands)

	March 31,	March 31,
	2011	2010
From operations:
Net investment income	$9,313	$9,434
Net realized gain from investment securities and foreign currency transactions	5,428	9,577
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(1,459)	17,251

Net increase in net assets resulting from operations	13,282	36,262

Distributions to shareholders:
From net investment income	(10,616)	(9,762)

Net increase in net assets	2,666	26,500

Net assets:
Beginning of year	$139,241	$112,741

End of year	$141,907	$139,241

Accumulated net investment loss	$(1,272)	$(137)

Note: Prior to April 1, 2010, the statement of changes in net assets was audited by another independent registered public accounting firm.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended March 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$22.04	$17.84	$20.73	$22.32	$22.04
Investment operations
Net investment income(A)	1.47	1.50	1.17	1.26	1.30
Net realized and unrealized gain (loss)	0.63	4.25	(2.79)	(1.50)	0.36

Total operations	2.10	5.75	(1.62)	(0.24)	1.66

Distributions
From net investment income	(1.68)	(1.55)	(1.27)	(1.35)	(1.38)
Net asset value
End of year	$22.46	$22.04	$17.84	$20.73	$22.32

Market value per share
End of year	$21.08	$22.66	$16.60	$18.50	$21.11

Total return(B)	10.00%	33.49%	(3.24)%	(6.17)%	6.32%
Ratio and supplemental data
Expenses to average net assets	0.80%	0.71%	0.72%	0.77%	0.77%
Net investment income, to average net assets	6.61%	7.28%	6.13%	5.84%	5.91%
Portfolio turnover rate	67%	131%	129%	75%	68%
Net assets end of year (000’s)	$141,907	$139,241	$112,741	$130,979	$141,024
The number of shares outstanding at the end of each period was 6,319.

(A)	Calculated based on average number of shares outstanding.

(B)	Total return is based on the change in net assets of the fund’s shares taking into account dividends reinvested at market prices in accordance with the terms of the dividend reinvestment plan.
Note: Prior to April 1, 2010, the financial highlights were audited by another independent registered public accounting firm.
The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
NOTES TO FINANCIAL STATEMENTS
At March 31, 2011
(all amounts in thousands)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Income Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.
The Fund’s primary investment objective is to seek as high a level of current income as is consistent with prudent investment, with capital appreciation as only a secondary objective.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Treasury inflation-protected securities (“TIPS”): The Fund invests in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.
Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.
The illiquid securities at March 31, 2011 are listed in the Schedule of Investments.
Payment in-kind securities (“PIKs”): PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statement of Assets and Liabilities.
The PIKs at March 31, 2011 are listed in the Schedule of Investments.
Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities
Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).
Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at March 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.
Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
At March 31, 2011
(all amounts in thousands)
NOTE 1. (continued)
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to a Real Estate Investment Trust (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Dividend distributions are declared monthly. Capital gains distributions are declared annually. Distributions are generally paid in the month following the ex-date, on or about the fifteenth calendar day. Distributions to shareholders are determined in accordance with federal income tax regulations which may differ from GAAP. See “Automatic Reinvestment Plan” on page 19 for an opportunity to reinvest distributions in shares of the Fund’s common stock.
Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.
NOTE 2. SECURITY VALUATIONS
All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
At March 31, 2011
(all amounts in thousands)
NOTE 2. (continued)
Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.
Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.
Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.
Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.
Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.
U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Fund’s Board of Directors. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Directors, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair valuation methods that use significant unobservable inputs to determine a security’s value, the Valuation Committee will use another method that is believed to accurately reflect fair market value and are categorized as Level 3 of the fair value hierarchy.
The hierarchy classification of inputs used to value the Fund’s investments at March 31, 2011 are disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.
There were no transfers into or out of any Levels as described above during the year ended March 31, 2011.
NOTE 3. RELATED PARTY TRANSACTIONS
TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Prior to March 22, 2011, Transamerica Investment Management, LLC (“TIM”) served as sub-adviser of the Fund. On March 22,2011, the Fund changed its sub-adviser to AEGON USA Investment Management (“AUIM”).
AUIM is an affiliate of the Fund.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator. TAM, TIM, AUIM, and TFS are affiliates of AEGON, NV.
Certain officers and directors of the Fund are also officers and/or directors of TAM, TIM, AUIM, and TFS.

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
At March 31, 2011
(all amounts in thousands)
NOTE 3. (continued)
Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:
0.50% of ANA
TAM has agreed to voluntarily waive its advisory fee and will reimburse the Fund to the extent that operating expenses exceed the following stated limits of ANA:

First $30 million	1.50%
Over $30 million	1.00%
There were no fees waived during the year ended March 31, 2011.
Administrative Services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.
NOTE 4. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended March 31, 2011 were as follows:

Purchases of securities:
Long-term	$75,411
U.S. Government	16,459
Proceeds from maturities and sales of securities:
Long-term	82,677
U.S. Government	10,298
NOTE 5. FEDERAL INCOME TAX MATTERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2007 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, foreign bonds, foreign currency transactions, capital loss carryforwards, post-October loss deferrals, paydowns, and bond premium amortization.
Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$168
Undistributed (accumulated) net realized gain (loss) from investment securities	$(168)
The capital loss carryforward is available to offset future realized gains through the period listed below:

Capital Loss
Carryforward	Available Through
$ 7,191	March 31, 2017
The capital loss carryforward utilized or expired during the year ended March 31, 2011 was $5,261.

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
At March 31, 2011
(all amounts in thousands)
NOTE 5. (continued)
The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$10,616
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	9,762
Long-term Capital Gain	—
The tax basis components of distributable earnings as of March 31, 2011 are as follows:

Undistributed Ordinary Income	$339

Undistributed Long-term Capital Gain	$—

Capital Loss Carryforward	$(7,191)

Post October Capital Loss Deferral	$—

Post October Currency Loss Deferral	$—

Net Unrealized Appreciation (Depreciation)	$8,428

Other Temporary Differences	$(853)

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Transamerica Income Shares, Inc:
We have audited the accompanying statement of assets and liabilities of Transamerica Income Shares, Inc., including the schedule of investments, as of March 31, 2011, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2010 and the financial highlights for periods ended prior to April 1, 2011 were audited by another independent registered public accounting firm whose report, dated May 24, 2010, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Income Shares, Inc. at March 31, 2011, the results of its operations and changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
May 24, 2011

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
     At a meeting held on January 19, 2011, the Board Members of Transamerica Income Shares, Inc., (the “Fund”) including the independent Board Members, approved the termination of Transamerica Investment Management, LLC (“TIM”), as sub-adviser to the Fund, and approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) for the Fund between Transamerica Asset Management, Inc. (“TAM” or the “Manager”) and AEGON USA Investment Management, LLC (“AUIM”) the Fund’s proposed new Sub-Adviser, subject to shareholder approval. The Board Members noted that the proposal to replace TIM as sub-adviser to the Fund, was part of a broader initiative by AEGON to consolidate the fixed income activities of TIM and AUIM into a single investment platform under AUIM.
     To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.
     Among other matters, the Board Members considered:
(a) that TAM advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;
(b) that AUIM is an experienced and respected asset management firm, and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services that AUIM provides to other funds within the Transamerica fund complex;
(c) that AUIM and TAM are affiliated entities;
(d) that certain portfolio managers at TIM, the current sub-adviser for the Fund, are expected to join AUIM following the consolidation of all fixed income activities under AUIM;
(e) that in June 2010 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the applicable Transamerica funds;
(f) the proposed responsibilities of AUIM for the Fund and the services expected to be provided by it;
(g) the fact that the sub-advisory fees payable by TAM to AUIM would be the same as those paid by TAM to the Fund’s current sub-adviser;
(h) that advisory fees paid by the Fund to TAM would not increase;
(i) that the sub-advisory fees paid by TAM to AUIM are consistent with TAM’s fiduciary duty under applicable law;
(j) that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Fund based on its desire to engage a sub-adviser with strong research and management capabilities across the fixed income spectrum and with the ability to implement the current investment strategies of the Fund;
(k) that the Proposal is part of a broader initiative by AEGON to consolidate the fixed income activities of TIM and AUIM into a single investment platform under AUIM; and
(l) that the Fund would bear the costs of obtaining shareholder approval of the New Sub-Advisory Agreement, such costs to be allocated on the basis of the Fund’s net assets except where direct costs can reasonably be attributed to the Fund.
Further, the Board Members, including a majority of the independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which TAM and AUIM derives an inappropriate advantage. A discussion followed which included additional consideration of these and other matters.
In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them, and the Board Members, including a majority of the Independent Board Members, concluded that the New Sub-Advisory Agreement should be approved and that the fees payable thereunder are consistent with TAM’s fiduciary duty under applicable law and that the New Sub-Advisory Agreement should be recommended to Fund shareholders for approval.

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT (continued)
(unaudited)
Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM and AUIM as to the operations, facilities, organization and personnel of AUIM, the anticipated ability of AUIM to perform its duties under the New Sub-Advisory Agreement, and the anticipated ability of AUIM to implement the current investment strategies of the Fund. The Board Members also considered that AUIM and TAM are affiliated entities. The Board Members considered that TAM has advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. The Board Members considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on the assessment of the services that AUIM provides to other funds within the Transamerica fund complex. The Board Members took into consideration that certain portfolio managers at TIM are expected to join AUIM following the consolidation of all fixed income activities under AUIM. The Board Members also considered that they recently had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.
Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Fund and that AUIM’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.
Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate under the New Sub-Advisory Agreement as well as the overall management fee structure of the Fund and noted that they would remain unchanged. The Board Members noted that the Fund does not pay the sub-advisory fee. The Board Members took into consideration that they had recently reviewed the Manager’s profitability with respect to the Fund and that advisory fees would remain unchanged. The Board Members determined that the sub-advisory fee payable by TAM to AUIM is consistent with TAM’s fiduciary duty under applicable law.
Economies of Scale. The Board Members noted that the advisory fee schedule of the Fund would remain unchanged. The Board Members concluded that they would have the opportunity to periodically re-examine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.
Fall-Out Benefits. The Board Members took into consideration the character of other incidental benefits received by AUIM, including the use of portfolio brokerage transactions to pay for research services that AUIM typically enters into with regard to other funds that it sub-advises within the Transamerica fund complex and noted that they had recently determined that such benefits are expected to be consistent with industry practice and the best interests of those funds and their shareholders. The Board Members also considered the potential for increased visibility in the marketplace as a result of AUIM’s relationship with the Fund.
Investment Performance. The Board Members considered AUIM’s investment management experience, capabilities and resources, including with respect to other funds that it sub-advises within the Transamerica fund complex. In addition, the Board Members noted that they had recently considered the performance of those other funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs. Based on this information, the Board Members determined that AUIM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.
Other Considerations. The Board Members considered that the Proposal is part of a broader initiative by AEGON to consolidate the fixed income activities of TIM and AUIM into a single investment platform under AUIM.

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)
For corporate shareholders, 0.67% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.
The Fund designates a maximum amount of $170 as qualified dividend income, which is 1.60% of what was distributed.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2010. Complete information was computed and reported in conjunction with year 2010 Form 1099-DIV.

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
RESULTS OF SHAREHOLDER PROXY (unaudited)
Section 270.30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Directors of the Fund solicited a vote by the shareholders for the following item:
At a special meeting of shareholders held on March 18, 2011, the results of Proposal 1 were as follows:
Proposal 1: To approve a new Sub-Advisory Agreement with a new sub-adviser:

For	Against	Abstentions/Broker Non-Votes
$75,124,449.52	$3,316,772.87	$1,667,121.60

Transamerica Income Shares, Inc.	Annual Report 2011

Transamerica Income Shares, Inc.
AUTOMATIC REINVESTMENT PLAN
Holders of 50 shares or more of the Fund’s common stock are offered the opportunity to reinvest dividends and other distributions in shares of the common stock of the Fund through participation in the Automatic Reinvestment Plan (the “Plan”). Under the Plan, BNY Mellon, as Transfer Agent, automatically invests dividends and other distributions in shares of the Fund’s common stock by making purchases in the open market. Plan participants may also deposit cash in amounts between $25 and $2,500 with BNY Mellon for the purchase of additional shares. Dividends, distributions and cash deposits are invested in, and each participant’s account credited with, full and fractional shares.
The price at which BNY Mellon is deemed to have acquired shares for a participant’s account is the average price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all participants in the Plan.
Your dividends and distributions, even though automatically reinvested, continue to be taxable as though received in cash.
Another feature of the Plan is the “Optional Cash Only” feature. You can make additional investments only, without reinvesting your monthly dividend. If you own 50 shares or more, registered in your name and currently in your Plan account, and desire to periodically send additional contributions between $25 and $2,500 for investment, you may do so. The shares you own and the new shares acquired through this feature will not participate in automatic reinvestment of dividends and distributions. Rather, the shares you acquire if you participate in the “Optional Cash Only” feature of the Plan will be held for safekeeping in your Plan account. Each investment will be made on or near the next dividend payment date. All other procedures for the purchase and sale of shares described above will apply.
BNY Mellon charges a service fee of $1.75 for each investment, including both dividend reinvestment and optional cash investment.
Shareholders interested in obtaining a copy of the Plan should contact BNY Mellon:
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310-1900
1-800-454-9575
Foreign Shareowners: 201-680-6578

Transamerica Income Shares, Inc.	Annual Report 2011

BOARD MEMBERS AND OFFICERS
The Board Members and executive officers of Transamerica Income Shares, Inc. (the “Company”) are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Company by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 163 funds as of the mailing of this annual report.
The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their date of birth, their positions with the Company, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Number of
Funds in
		Term of		Complex
		Office and		Overseen
Name and Date of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	with Company	Time Served*	Past 5 Years	Member	Directorships
CLASS I BOARD MEMBERS TO SERVE UNTIL 2013 ANNUAL MEETING OF SHAREHOLDERS INDEPENDENT BOARD MEMBERS**
Leo J. Hill (1956)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 — present);

Board Member, TST (2001 — present);

Board Member, Transamerica Funds and TIS (2002 — present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Board Member, TII (2008 — 2010);

President, L. J. Hill & Company (a holding company for privately-held assets) (1999 — present);

Market President, Nations Bank of Sun Coast Florida (1998 — 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 — 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 — 1994); and

			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 — 1991).	163	N/A

Transamerica Income Shares, Inc.	Annual Report 2011

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
Name and Date of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	with Company	Time Served*	Past 5 Years	Member	Directorships
Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 — present); Self-employed consultant (2006 — present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 — 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 — 2010); and President, International Fund Services (alternative asset administration) (1993 — 2005).	163	N/A

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 — present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 — 2007); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 — 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 — 1996), Bryant University; Vice President, American Express (1987 — 1989); Vice President, The Equitable (1986 — 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 — 1986).	163	Honorary Trustee, Bryant University (1996 — present)

CLASS II BOARD MEMBERS TO SERVE UNTIL 2011 ANNUAL MEETING OF SHAREHOLDERS INDEPENDENT BOARD MEMBERS**

Russell A. Kimball, Jr. (1944)	Board Member	Since 2002	General Manager, Sheraton Sand Key Resort (1975 — present); Board Member, TST (1986 — present); Board Member, Transamerica Funds, (1986 — 1990), (2002 — present); Board Member, TIS (2002 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); and Board Member, TII (2008 — 2010).	163	N/A

Transamerica Income Shares, Inc.	Annual Report 2011

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
Name and Date of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	with Company	Time Served*	Past 5 Years	Member	Directorships
Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 — present); Board Member, Transamerica Funds, TST and TIS (2006 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); Board Member, TII (2008 — 2010); Director, Iowa Student Loan Service Corporation (2006 — present); Director, League for Innovation in the Community Colleges (1985 — 2005); Director, Iowa Health Systems (1994 — 2003); Director, U.S. Bank (1985 — 2006); and President, Kirkwood Community College (1985 — 2005).	163	Buena Vista University Board of Trustees (2004 — present)

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 — present); Board Member, TPFG, TPFG II and TAAVF (1993 — present); Board Member, TPP (2002 — present); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 — 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 — 2004).	163	Board of Governors, Reconstructionist Rabbinical College (2007 — present)

John W. Waechter (1952)	Board Member	Since 2004	Attorney, Englander and Fischer, LLP (2008 — present); Retired (2004 — 2008); Board Member, TST and TIS (2004 — present); Board Member, Transamerica Funds (2005 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); Board Member, TII (2008 — 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 — 2004); and Treasurer, The Hough Group of Funds (1993 — 2004).	163	Operation PAR, Inc. (2008 — present); West Central Florida Council — Boy Scouts of America (2008 — present)

Transamerica Income Shares, Inc.	Annual Report 2011

Number of
Funds in
		Term of		Complex
		Office and		Overseen
Name and Date of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	with Company	Time Served*	Past 5 Years	Member	Directorships
INTERESTED BOARD MEMBER*** CLASS III BOARD MEMBERS TO SERVE UNTIL 2012 ANNUAL MEETING OF SHAREHOLDERS

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2002	Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Chief Compliance Officer, General Counsel and Secretary (1999 — 2006), Transamerica Funds and TST;

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (2002 — 2006), General Counsel, Secretary and Chief Compliance Officer (2002 — 2006), TIS;

Chairman, President and Chief Executive Officer (2006 — present), Director (2002 — present), Senior Vice President (1999 — 2006), General Counsel and Secretary (2000 — 2006), Chief Compliance Officer (2004 — 2006), TAM;

Chairman, President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Director (2002 — present), General Counsel and Secretary (2001 — 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 —present);

Chairman and Board Member (2008 — 2010), President (2007 — 2010), Chief Executive Officer (2006 — 2010), Vice President, Secretary and Chief Compliance Officer (2003 — 2006), Transamerica Investors, Inc. (“TII”);

Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 — 2004); and

			Director, (2008 — present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 — 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 — 2005).	163	N/A

Transamerica Income Shares, Inc.	Annual Report 2011

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
Name and Date of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	with Company	Time Served*	Past 5 Years	Member	Directorships
INDEPENDENT BOARD MEMBERS**

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 — present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present); Board Member, TII (2003 — 2010); and Partner, KPMG (1975 — 1999).	163	Big 5 Sporting Goods (2002 — present); AGL Resources, Inc. (energy services holding company) (2008 — present)

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present); Board Member, TII (2009 — 2010); Managing Director, Hilton Capital (2010-2011); Principal, Maxam Capital Management, LLC (2006 — 2008); and Principal, Cobble Creek Management LP (2004 — 2006).	163	N/A

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Company’s Articles of Incorporation.

**	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Company.

***	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Company because of his employment with TAM or an affiliate of TAM.

Transamerica Income Shares, Inc.	Annual Report 2011

OFFICERS
The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their date of birth, their positions held with the Company and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Term of Office
		and Length of	Principal Occupation(s) or
Name and Date of Birth	Position	Time Served*	Employment During Past 5 Years
John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2002	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006	Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 — present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Vice President, General Counsel and Secretary, TII, (2006 — 2010);

Director, Senior Vice President, General Counsel, Operations, and Secretary, TAM and TFS (2006 — present);

Assistant Vice President, TCI (2007 — present);

Director, Deutsche Asset Management (1998 — 2006); and

Corporate Associate, Ropes & Gray LLP (1995 — 1998).

Robert A. DeVault, Jr. (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2009	Vice President, Treasurer and Principal Financial Officer, (2010 — present), Assistant Treasurer, (2009 — 2010), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President, Treasurer and Principal Financial Officer, (2010), Assistant Treasurer, (2009 — 2010), TII;

Vice President (2010 — present), Assistant Vice President (2007 — 2010) and Manager, Fund Administration, (2002 — 2007), TFS; and

Vice President (2010 — present), TAM.

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005	Vice President and Chief Investment Officer (2007 — present), Senior Vice President — Investment Management (2006 — 2007), Vice President - Investment Management (2005 — 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Vice President and Chief Investment Officer (2007 — 2010); Vice President — Investment Administration (2005 — 2007), TII;

Director (2005 — present), Senior Vice President — Investment Management (2006 — present) and Chief Investment Officer (2007 — present), TAM;

Director, TFS (2005 — present); and

Assistant Vice President, Raymond James & Associates (1999 — 2004).

Transamerica Income Shares, Inc.	Annual Report 2011

Term of Office
		and Length of	Principal Occupation(s) or
Name and Date of Birth	Position	Time Served*	Employment During Past 5 Years
Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010	Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 — present);

Vice President and Senior Counsel, TAM and TFS (2007 — present);

Senior Counsel, United States Securities and Exchange Commission (2004 — 2007); and

Associate, Dechert, LLP (1999 — 2004).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Assistant Secretary, TII (2009 — 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 — present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 — 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 — 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Assistant Secretary, TII (2009 — 2010);

Counsel, TAM (2008 — present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 — 2007); and

Associate, Greenberg Traurig, P.A. (2004 — 2005).

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 — present);

Assistant Vice President, TCI (2009 — present);

Vice President and Senior Counsel, TAM and TFS (2006 — present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 — 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

Transamerica Income Shares, Inc.	Annual Report 2011

Term of Office
		and Length of	Principal Occupation(s) or
Name and Date of Birth	Position	Time Served*	Employment During Past 5 Years
Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008	Tax Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present);

Tax Officer, TII (2008 — 2010);

Tax Manager, Jeffrey P. McClanathan, CPA (2006 — 2007) and Gregory, Sharer & Stuart (2005 — 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 — 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 — 2003).

Elizabeth Strouse (1974)	Assistant Treasurer	Since 2010	Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 — present);

Director, Fund Financial Services (2009 — present), TFS;

Director, Fund Administration, TIAA-CREF (2007 — 2009); and

Manager (2006 — 2007) and Senior (2003 — 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

*	Elected and serves at the pleasure of the Board of the Company.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Company, except for the Chief Compliance Officer, receives any compensation from the Company.

Transamerica Income Shares, Inc.	Annual Report 2011

OTHER INFORMATION (unaudited)
NOTICE OF PRIVACY POLICY
At Transamerica Income Shares, Inc., protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address and account number;
•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and
•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of Transamerica Income Shares, Inc. in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Income Shares, Inc.	Annual Report 2011

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS
A description of the Fund’s proxy voting policies and procedures is available upon request by calling 1-888-233-4339 (toll free) or can be located on the Securities and Exchange Commission (“SEC”) website http://www.sec.gov.
In addition, the Fund is required to file Form N-PX, with the complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX is available without charge from the Fund by calling 1-888-233-4339, and can also be located on the SEC’s website at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
CORPORATE GOVERNANCE CHANGES
At its October 7, 2010 meeting, the Board of Directors approved certain corporate governance changes, including amendments to the Fund’s Bylaws. The changes are below. The amended bylaws are available to any shareholder of the Fund upon request.
SECTION 2.03. Election, Tenure, and Classification of Directors. Pursuant to Section 3-803 of the Maryland General Corporation Law (the “MGCL”), prior to the 2010 annual meeting of stockholders, the Directors shall classify themselves by resolution into the following three classes: Class I, Class II and Class III. The classes shall be of approximately equal size. At the 2010 annual meeting, Directors of Class I shall be elected to the Board of Directors for a three year term. At the 2011 annual meeting, Directors of Class II shall be elected to the Board of Directors for a three year term. At the 2012 annual meeting, Directors of Class III shall be elected to the Board of Directors for a three year term. At each subsequent annual meeting, the Directors chosen to succeed those whose terms are then expiring shall be identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the third succeeding annual meeting subsequent to their election, in each case until their respective successors are elected and qualified. Directors shall only be elected at annual meetings of the stockholders, except as provided in the Charter. Notwithstanding the foregoing, nothing in this Section 2.03 shall impair the power of the Board of Directors to appoint Directors to fill vacancies in the Board of Directors, as provided in the Charter.
SECTION 7.17. Experts. The appointment, designation or identification (including in any proxy or registration statement or other document) of a Director as chair of the Board of Directors, a member or chair of a committee of the Board of Directors, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Director, or as having experience, attributes or skills in any area, or any other appointment, designation or identification of a Director, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Director under the MGCL in the absence of the appointment, designation or identification, and no Director who has special attributes, skills, experience or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Director as aforesaid shall affect in any way that Director’s rights or entitlement to indemnification or advancement of expenses.

Transamerica Income Shares, Inc.	Annual Report 2011

Investment Adviser
Transamerica Asset Management, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716-1202
Sub-Adviser
AEGON USA Investment Management, LLC
4333 Edgewood Road, NE
Cedar Rapids, IA 52499
Transfer Agent
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310-1900
1-800-454-9575
Foreign Shareowners: 201-680-6578
www.bnymellon.com/shareowner/isd
Custodian
State Street Bank & Trust Company
200 Clarendon Street
Boston, MA 02116
1-617-937-6700
Listed
New York Stock Exchange
Symbol: TAI
NASDAQ Symbol: XTAIX
Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its primary investment objective is to seek as high a level of current income as is consistent with prudent investment, with capital appreciation as only a secondary objective.

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report, Transamerica Investors, Inc. was deregistered as an investment management company and removed as a party to the Code of Ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable

(f)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Directors has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.

(in thousands)		Fiscal Year Ended 3/31
		2011*	2010
(a)	Audit Fees	23	34
(b)	Audit-related Fees(1)	1	0
(c)	Tax Fees(2)	0	5
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy(3)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)	Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence	Yes	Yes

(1)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(3)	The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

*	PricewaterhouseCoopers LLP (“PwC”) served as independent registered certified public accounting firm through April 7, 2010. On April 8, 2010, Ernst & Young LLP (“E&Y”) replaced PwC as the independent public accountant. Audit fees, audit-related fees, tax fees and all other fees include $23, $0, $0 and $0, respectively, billed to Transamerica Income Shares, Inc. by E&Y for the fiscal year end March 31, 2011.
Item 5: Audit Committee of Listed Registrant.
The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer and John W. Waechter.
Item 6: Investments.
(a)	The Schedule of Investments is included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	No disclosures are required by this Item 6(b).
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
TRANSAMERICA INCOME SHARES, INC. (THE “FUND”)
PROXY VOTING POLICIES AND PROCEDURES
I. Statement of Principle
The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ stockholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies
Each Fund delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Adviser”), as investment adviser to each Fund, which in turn delegates proxy voting authority for most portfolios of the Fund to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees/Directors of each Fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the Fund. These policies and procedures are attached hereto.
III. Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers
No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Funds and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the Funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.
The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to Legal department for inclusion in applicable SEC filings.
IV. Securities on Loan
The Boards of Trustees/Directors of the Funds have authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the Funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the Fund wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.
Last Revised 11/13/09

TRANSAMERICA ASSET MANAGEMENT, INC. (“TAM”)
PROXY VOTING POLICIES AND PROCEDURES (“TAM Proxy Policy”)
PROXY VOTING POLICIES AND PROCEDURES
I. Statement of Principle
The portfolios seek to assure that proxies received by the portfolios are voted in the best interests of the portfolios’ stockholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies
Each portfolio delegates the authority to vote proxies related to portfolio securities to TAM (the “Adviser”), as investment adviser to each portfolio, which in turn delegates proxy voting authority for most portfolios of the portfolio to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees (“Board”) of each portfolio adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the portfolio. These policies and procedures are herein.
III. Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers
No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the portfolios and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the portfolios or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.
The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.
IV. Securities on Loan
The Board of the portfolios have authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the portfolios. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the portfolio wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.
Last Revised: November 13, 2009

Item 8: Portfolio Managers of Closed-End Management Investment Companies

Positions Over Past
Name/Year Joined	Role	Employer	Five Years
Brian W. Westhoff, CFA/2005	Lead Portfolio Manager	AUIM	Principal, Portfolio Manager
Bradley J. Beman, CFA/2011	Portfolio Manager	AUIM	Senior Vice President, Director – High Yield
Jim Schaeffer/2011	Portfolio Manager	AUIM	Senior Vice President, Director of Distressed Debt
David Halfpap/2011	Portfolio Manager	AUIM	Executive Vice President, Portfolio Manager
Rick Perry/2011	Portfolio Manager	AUIM	Senior Vice President, Director of Investment Grade Credit
(a) (2) Other Accounts Managed by Portfolio Managers
The table below indicates, for each portfolio manager of the fund, information about the accounts, other than the fund, over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2011.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brian W. Westhoff,	1	246,994,599	0	$0	3	57,799,513,985
Bradley J. Beman	2	998,669,042	0	$0	4	3,172,901,804
Jim Schaeffer	1	246,994,599	0	$0	5	124,478,066
David Halfpap	1	246,994,599	0	$0	4	57,799,513,985
Rick Perry	1	246,994,599	0	$0	4	57,799,513,985

Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brian W. Westhoff,	0	$ 0	0	$0	0	$ 0
Bradley J. Beman	0	$ 0	0	$0	0	$ 0
Jim Schaeffer	0	$ 0	0	$0	0	$ 0
David Halfpap	0	$ 0	0	$0	0	$ 0
Rick Perry	0	$ 0	0	$0	0	$ 0

Share Ownership by Portfolio Managers
The following table indicates as of March 31, 2011 the value, within the indicated range, of shares beneficially owned by each portfolio manager of the fund.

Portfolio Manager	Beneficial Ownership of the Fund
Brian W. Westhoff,	$10,001 - $50,000
Bradley J. Beman	None

Jim Schaeffer	None

David Halfpap	None

Rick Perry	None

Conflict of Interest

At AEGON USA Investment Management, LLC (AUIM), individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the portfolio, AUIM manages separate accounts for institutions and individuals. AUIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Risk and Control Committee. AUIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.
Compensation

As of March 31, 2011, each portfolio manager’s compensation is provided by the portfolio’s sub-adviser and not by the portfolio. The portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the portfolio’s assets; leadership and communication with clients; assisting with the sub-adviser’s strategic goals; and AEGON USA’s earnings results. Some of the portfolio managers participate in the sub-adviser’s deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

			(c)	(d)
			Total Number	Maximum
			of Shares (or	Number (or
			Units)	Approximate
			Purchased as	Dollar Value) of
			Part of	Shares (or Units)
	(a)		Publicly	that May Yet Be
	Total Number of	(b)	Announced	Purchased Under
	Shares (or Units)	Average Price Paid Per Share	Plans or	the Plans or
Period	Purchased	(or Unit)	Programs	Programs
April 1 through April 30, 2010	0	$0.00	0	0
May 1 through May 1, 2010	0	$0.00	0	0
July 1 through July 31, 2010	0	$0.00	0	0
August 1 through August 31, 2010	0	$0.00	0	0
September 1 through September 30, 2010	0	$0.00	0	0
October 1 through October 31, 2010	0	$0.00	0	0
November 1 through November 30, 2010	0	$0.00	0	0
December 1 through December 31,2010	0	$0.00	0	0
January 1 through January 31, 2011	0	$0.00	0	0
February 1 through February 29, 2011	0	$0.00	0	0
March 1 through March 31, 2011	0	$0.00	0	0
Total	0	$0.00	0	0
Item 10: Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.
Item 11: Controls and Procedures.
(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3) Not applicable

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSAMERICA INCOME SHARES, INC. (Registrant)

By:	/s/ John K. Carter John K. Carter
Chief Executive Officer
Date:	May 24, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter John K. Carter
Chief Executive Officer
Date:	May 24, 2011

By:	/s/ Robert A. DeVault, Jr. Robert A. DeVault, Jr.
Principal Financial Officer
Date:	May 24, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Chief Executive and Principal Financial Officers

12(a)(2)(i)	Section 302 N-CSR Certification of Chief Executive Officer

12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

12(b)	Section 906 N-CSR Certification of Chief Executive Officer and Principal Financial Officer